FIRST AMENDMENT TO MEZZANINE
                              LOAN AGREEMENT

     THIS FIRST AMENDMENT TO MEZZANINE LOAN AGREEMENT (this "Amendment") made as of this 28th day of May, 1999, by and among WELLSFORD/WHITEHALL PROPERTIES II, L.L.C., a Delaware limited partnership ("Borrower"), WELLSFORD COMMERCIAL PROPERTIES TRUST, a Maryland real estate investment trust ("WCPT"), WHWEL REAL ESTATE LIMITED PARTNERSHIP ("WHWEL"), WELLSFORD REAL PROPERTIES, INC. ("WRPI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V ("Whitehall V"),WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VI ("Whitehall VI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VII ("Whitehall VII"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VIII ("Whitehall VIII"; WCPT, WHWEL, WRPI, Whitehall V, Whitehall VI, Whitehall VII and Whitehall VIII are sometimes hereinafter referred to collectively as "Guarantors"), WELLS AVENUE HOLDINGS L.L.C., a Delaware limited liability company ("Member"), WASH MANAGER L.L.C., a Delaware limited liability company ("Manager"), BANKBOSTON, N.A., individually ("BKB"), GOLDMAN SACHS MORTGAGE COMPANY ("Goldman"), BHF-BANK AKTIENGESELLSCHAFT ("BHF"), MORGAN STANLEY SENIOR FUNDING INC., ("Morgan Stanley"), and PAM CAPITAL FUNDING LP ("PAM") (BKB, Goldman, BHF, Morgan Stanley and PAM are hereinafter, referred to collectively as the "Banks"), and BANKBOSTON, N.A., as Agent for the Banks (the "Agent").

                            W I T N E S E T H:

     WHEREAS, Borrower, Agent and the banks a party thereto entered into that certain Mezzanine Loan Agreement dated July 16, 1998 (the "Loan Agreement"); and

     WHEREAS, Member, Manager, WCPT and WHWEL executed the Loan Agreement for the purpose of being bound by Section 32 of the Loan Agreement; and

     WHEREAS, Guarantors have executed and delivered to the Agent and the Banks that certain Conditional Guaranty of Payment and Performance dated July 16, 1998 (the "Conditional Guaranty"); and

     WHEREAS, WCPT and WHWEL have executed and delivered to the Agent and the Banks that certain Indemnity and Guaranty Agreement dated July 16, 1998 (the "Indemnity and Guaranty"); and

     WHEREAS, WRPI, Whitehall V, Whitehall VI, Whitehall VII and Whitehall VIII have executed and delivered to the Agent and the Banks that certain Indemnity Agreement dated July 16, 1998 (the "Indemnity"; the Conditional Guaranty, the Indemnity and Guaranty and the Indemnity are sometimes hereinafter referred to collectively as the "Guaranty"); and

     WHEREAS, Borrower has requested that Agent and the Banks modify and amend certain terms and provisions of the Loan Agreement; and

                             Exhibit 10.461 Page 1

     WHEREAS,  as a  condition  to such  modification,  Agent and the Banks have
required  that  Borrower,   Member  and  Manager  and  Guarantors  execute  this
Amendment;

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     2. Modification of the Loan Agreement. Borrower, the Banks and Agent do hereby modify and amend the Loan Agreement as follows:

     (a) By deleting the entity name "The Goldman Sachs Group, L.P." appearing in the definition of "Goldman Group," appearing on page 13 of Section 1.1 of the Loan Agreement, and inserting in lieu thereof the words "The Goldman Sachs Group, Inc.";

     (b) By deleting in its entirety the third (3rd) sentence of Section 2.1 of the Loan Agreement, appearing on page 23 thereof, and inserting in lieu thereof the following:

          "Notwithstanding anything herein to the contrary, in no event shall the amount of the Loans advanced for purposes permitted under this Agreement, other than the purposes contemplated by Section 5.6, exceed $67,890,482.00, and in no event shall the Borrower be permitted to request Loans after the Revolving Credit Termination Date except for amounts requested pursuant to Section 5.6.";

     (c) By inserting the following paragraphs as Section 5.6(i) of the Loan Agreement as follows:

          "(i) Notwithstanding anything in the definition of the term 'Tenant Improvement Projects' or Section 5.6 to the contrary, Borrower may request funds for disbursement from the Tenant Improvement Reserve for a Tenant Improvement Project without the requirement that there be any Lease requiring such Tenant Improvement Project upon the following terms and conditions:

               (i) Such Tenant Improvement Project shall be for base building and/or generic tenant improvements to facilitate the leasing of such Mortgaged Property;

               (ii)   Borrower  may  request   disbursements   from  the  Tenant
          Improvement Reserve for

                             Exhibit 10.461 Page 2

          Tenant Improvement Projects for the Mortgaged Properties commonly known as the Polaroid Buildings and Mountain Heights upon the satisfaction of the terms of Section 5.6 (including without limitation the approval of the Building Capital Project Budget); provided, however, that the approval by the Majority Banks of a proposed Lease which requires such Tenant Improvement Project shall not be required nor shall there be required a Lease which requires such Tenant Improvement Project;

               (iii) With respect to the Mortgaged Property commonly known as Morris Technology Center, upon the satisfaction of all other conditions in this Section 5.6 (including without limitation the approval of the Building Capital Project Budget), Borrower shall be entitled to request disbursements from the Tenant Improvement Reserve for Tenant Improvement Projects up to in the aggregate $100,000.00; provided that the approval by the Majority Banks of a Lease which requires such Tenant Improvement Project shall not be required nor shall there be required a Lease which requires such Tenant Improvement Project, and prior to the initial disbursement with respect to any such Tenant Improvement Project, the Borrower shall provide to the Agent evidence satisfactory to the Agent that Borrower has paid from equity fifty percent (50%) of the amounts identified in the Building Capital Project Budget for such Tenant Improvement Project; and provided further that for the purposes of determining the Designated Collateral Value of such Tenant Improvement Project, the historic cost thereof shall be multiplied by 0.10 (in lieu of 0.15 as contemplated by the definition of the term 'Designated Collateral Value'). At such time as the Agent receives evidence satisfactory to Agent that a tenant or tenants have executed Leases, approved by the Agent or the Majority Banks to the extent required by this Agreement, for not less than forty percent (40%) of the net rentable area of such Mortgaged Property, the Borrower thereafter shall be entitled to request disbursements for Tenant Improvement Projects upon satisfaction of the requirements of the terms of Section 5.6 (including without limitation the approval of the Building Capital Project Budget) upon delivery to Agent of evidence satisfactory to Agent that Borrower has paid from equity twenty-five percent (25%) of the

                             Exhibit 10.461 Page 3
          amounts identified in the Building Capital Project Budget for such Tenant Improvement Project; provided that the approval by the Majority Banks of a Lease requiring such Tenant Improvement Project shall not be required nor shall there be required a Lease which requires such Tenant Improvement Project. Thereafter Borrower shall be entitled to request disbursement of funds from the Tenant Improvement Reserve with respect to any Tenant Improvement Projects previously performed at Morris Technology Center, subject to the terms and conditions of this Agreement and the availability of funds in the Tenant Improvement
          Reserve, as if Borrower had only been required to pay twenty-five percent (25%) of such costs from equity, and the Designated Collateral Value of such Tenant Improvement Projects shall be as set forth in the definition of such term; and

               (iv) With respect to the Mortgaged Property commonly known as Point View, upon the satisfaction of all other conditions in Section
          5.6 (including without limitation the approval of the Building Capital Project Budget), Borrower shall be entitled to request disbursements from the Tenant Improvement Reserve for Tenant Improvement Projects up to in the aggregate $490,000.00; provided that the approval by the Majority Banks of a Lease requiring such Tenant Improvement Project shall not be required nor shall there be required a Lease which requires such Tenant Improvement Project, and prior to the initial disbursement with respect to any such Tenant Improvement Project, the Borrower shall provide to the Agent evidence satisfactory to the Agent that Borrower has paid from equity thirty percent (30%) of the amounts identified in the Building Capital Project Budget for such Tenant Improvement Project; and provided further that for the purposes of determining the Designated Collateral Value of such Tenant Improvement Project, the historic cost thereof shall be multiplied by 0.14 (in lieu of 0.15 as contemplated by the definition of the term 'Designated Collateral Value'). At such time as the Agent receives evidence satisfactory to Agent that a tenant or tenants have executed Leases, approved by the Agent or the Majority Banks to the extent required by this Agreement, for not less than forty percent (40%) of the net rentable area of such Mortgaged Property, the Borrower

                             Exhibit 10.461 Page 4
          thereafter shall be entitled to request disbursements for Tenant Improvement Projects upon satisfaction of the requirements of the terms of Section 5.6 (including without limitation the approval of the Building Capital Project Budget) upon delivery to Agent of evidence satisfactory to Agent that Borrower has paid from equity twenty-five percent (25%) of the amounts identified in the Building Capital Project Budget for such Tenant Improvement Project; provided that the approval by the Majority Banks of a Lease requiring such Tenant Improvement Project shall not be required nor shall there be required a Lease which requires such Tenant Improvement Project. Thereafter Borrower shall be entitled to request disbursement of funds from the Tenant Improvement Reserve with respect to any Tenant Improvement Projects previously performed at Point View. subject to the terms and conditions of this Agreement and the availability of funds in the Tenant Improvement Reserve, as if Borrower had only been required to pay twenty-five percent (25%) of such costs from equity, and the Designated Collateral Value of such Tenant Improvement Projects shall be as set forth in the definition of such term.";

     (d) By deleting the semicolon following the words "Majority Banks" appearing in the last line of Section 8.1 (f) of the Loan Agreement, appearing on page 74 thereof, and inserting in lieu thereof the following:

          ". Notwithstanding the foregoing requirement that any recourse Indebtedness be subordinate to the Obligations, in connection with the acquisition by Borrower of an approximately 98,000 square foot office building in Howard County, Maryland, Borrower shall be permitted to execute
     (a) a limited guaranty of non-recourse carve-outs (generally relating to a misapplication of casualty or condemnation awards, misapplication of security deposits and rents, fraud, environmental pollution, real estate taxes, insurance premiums and claims made by tenants against the mortgage lender arising out of a matter occurring prior to such lender obtaining title to the collateral) and an environmental indemnity in connection with the assumption of a $5,200,000.00 non-recourse first mortgage loan in favor of IDS Life Insurance Company ('IDS'), and (b) a limited guaranty to the sellers of such property (the 'Sellers') pursuant to which Borrower will assume liability for amounts owed with respect to a purchase money loan not to exceed $3,000,000.00 in connection with the acquisition of such property in the event that (i) One Mall LLC ('One Mall'), Wellsford One Mall LLC (' Wellsford One Mall') or Borrower files for protection under any relevant chapter of the

                             Exhibit 10.461 Page 5

     Bankruptcy Code, acquiesces in any involuntary filing made by creditors other than the Sellers against such parties seeking reorganization or liquidation of such party, or if any transfer of control of their property to the Sellers as described in clause (iii) below is set aside as a preference in any such proceeding, (ii) One Mall defaults under the first deed of trust to IDS and does not thereafter cooperate in a timely fashion with the Sellers to facilitate the exercise by Sellers of their right to cure such default on behalf of One Mall, and/or (iii) after an event of default under the purchase money loan documents and the application of all applicable notice and cure periods, any of One Mall, Wellsford One Mall or the Borrower fails to cooperate with Sellers to allow Sellers to seek control of the property through 'friendly' foreclosure, deed in lieu of foreclosure, receivership or other legally permissible means (such obligations described in (a) and (b) above are hereinafter referred to collectively as the 'Recourse Obligations'). Borrower shall submit to Agent the agreements evidencing such Recourse Obligations.";

     (e) By inserting the word "or" at the end of Section 12.1 (v) of the Loan Agreement, appearing on page 93 thereof, and inserting the following additional paragraph as Section 12.1 (w) thereof:

          "(w) The occurrence of any event which may give rise to any claim or liability under any of the Recourse Obligations";

     (f) By adding the language "unless waived by both Borrower and Agent" immediately after (i) the figure $500,000,000 in Section 18.1 (e) of the Loan Agreement and (ii) the figure $10,000,000 in Section 18.1(f) of the Loan Agreement; and

     (g) By adding the language "unless waived by Agent, WWP Members, WHWEL, Whitehall Street Real Estate Limited Partnership V, Whitehall Street Real Estate Limited Partnership VI, Whitehall Street Real Estate Limited Partnership VII and Whitehall Street Real Estate Limited Partnership VIII" immediately after the figure $10,000,000 in Section 18.8(b) of the Loan Agreement.

     3. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.

     4. Consent of Member, Manager and Guarantors. By execution of this Amendment, Member, Manager and Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement as set forth herein, and Guarantors, Member and Manager hereby acknowledge, represent and agree that the Guaranty and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors, Member and Manager, enforceable against such Persons in accordance with its terms, that the Guaranty and the other Loan Documents to which each is a

                             Exhibit 10.461 Page 6
party extend to and apply to the Loan Agreement as modified and amended, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors', Member's or Manager's obligations under the Guaranty or the other Loan Documents; provided, however, that except as provided above in this Paragraph 4 nothing herein is intended to nor shall anything herein be deemed to increase the amounts or nature of the items for which any Guarantor is liable pursuant to any such Guaranty.

     5. Representations. Borrower, Guarantors, Member and Manager represent and warrant to Agent and the Banks as follows:

     (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower, Guarantors, Member and Manager, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons,
(iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the operating agreement, articles of incorporation, bylaws or other charter documents or any agreement or other instrument binding upon, any of such Persons or any of its properties, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any such Persons (other than those in favor of Agent pursuant to the terms of the Loan Documents).

     (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower, Guarantors, Member and Manager enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

     (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

     (d) Merger. As of the date hereof, The Goldman Sachs Group, L.P. has merged with and into Goldman Sachs Group, Inc. substantially in the manner previously disclosed to Agent.

     6. No Default. By execution hereof, each of the Borrower, Guarantors, Member and Manager certify that it is and will be in compliance with all of its respective covenants under the Loan Documents after the execution and delivery of this Amendment, and

                             Exhibit 10.461 Page 7
that it is not in Default and no Event of Default has occurred and is continuing with respect to its respective representations, warranties, covenants and other obligations.

     7. Waiver of Claims. Borrower, Guarantors, Member and Manager acknowledge, represent and agree that Borrower, Guarantors, Member and Manager currently have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower, Guarantors, Member and Manager does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any, as of the date hereof.

     8. Ratification. Except as specifically hereinabove modified in writing and set forth, all terms, covenants and provisions of the Loan Agreement remain unaltered and in full force and effect, and the parties hereto that are also a party to the Loan Agreement do hereby expressly ratify and confirm the Loan Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction. release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower, Guarantors, Member and Manager under the Loan Documents.

     9.  Counterparts.   This  Amendment  may  be  executed  in  any  number  of
counterparts which shall together constitute but one and the same agreement.

     10. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. This Amendment shall be effective upon the execution hereof by Borrower, Guarantors, Member, Manager, Agent and the Majority Banks and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.

                             Exhibit 10.461 Page 8

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                                  WELLSFORD/WHITEHALL PROPERTIES II,
                                  L.L.C., a Delaware limited,
                                  liability company

                                  By:  Wellsford Commercial
                                       Properties Trust, a Maryland
                                       real estate investment trust,
                                       its manager

                                    By:   /s/ Ed Lowenthal
                                       -----------------------------
                                    Print/Type Name: Ed Lowenthal
                                    Title:


                                  WELLSFORD COMMERCIAL PROPERTIES
                                  TRUST, a Maryland real estate
                                  investment trust


                                  By:  /s/ Ed Lowenthal
                                  ----------------------------------
                                  Print/Type Name:  Ed Lowenthal
                                  Title:  President

                                              [SEAL]


                  [Signatures Continue on Following Page]


                             Exhibit 10.461 Page 9

                                  WELLSFORD REAL PROPERTIES, INC., a
                                  Maryland corporation

                                  By:   /s/ Ed Lowenthal
                                  ----------------------------------
                                  Print/Type Name:  Ed Lowenthal
                                  Title:  President

                  [Signatures Continue on Following Page]


                             Exhibit 10.461 Page 10

                                  WHWEL REAL ESTATE LIMITED
                                  PARTNERSHIP

                                  By:  WHATR Gen-Par, Inc., General
                                  Partner

                                    By: Elizabeth Burbon
                                       -----------------------------
                                    Print/Type Name: Elizabeth Burbon
                                    --------------------------------
                                    Title: Vice President
                                    --------------------------------


                                    Attest: /s/ Elizabeth Burbon
                                    --------------------------------
                                    Print/Type Name: Elizabeth Burbon
                                    --------------------------------
                                    Title:Vice President
                                    --------------------------------


                                  WHITEHALL STREET REAL ESTATE
                                  LIMITED PARTNERSHIP

                                  By:  WH Advisors. L.P. V

                                    By:   WH Advisors, Inc. V


                                       By: /s/ Elizabeth Burdon
                                       -----------------------------
                                       Print/Type Name: Elizabeth Burdon
                                       Title: Vice President

                  (Signatures Continue on Following Page)

                             Exhibit 10.461 Page 11

                                  WHITEHALL STREET REAL ESTATE
                                  LIMITED PARTNERSHIP VI

                                  By:  WH Advisors, L.P. VI

                                    By:   WH Advisors Inc. VI

                                       By:  /s/ Elizabeth Burdon
                                       -----------------------------
                                       Print/Type Name: Elizabeth Burdon
                                       -----------------------------
                                       Title: Vice President
                                       -----------------------------

                                  WHITEHALL STREET REAL ESTATE
                                  LIMITED PARTNERSHIP VII

                                  By:  WH Advisors, L.P. VII

                                    By:   WH Advisors, Inc. VII

                                       By:/s/ Elizabeth Burdon
                                       -----------------------------
                                       Print/Type Name: Elizabeth Burdon
                                       -----------------------------
                                       Title: Vice President

                                  WHITEHALL STREET REAL ESTATE
                                  LIMITED PARTNERSHIP VIII

                                  By:  WH Advisors, L.P. VIII

                                    By: WH Advisors, Inc. VIII

                                       By: /s/ Elizabeth Burdon
                                       -----------------------------
                                       Print/Type Name: Elizabeth Burdon
                                       -----------------------------
                                       Title: Vice President
                                       -----------------------------


                  (Signatures Continue on Following Page)

                             Exhibit 10.461 Page 12

                                  WELLS AVENUE HOLDINGS L.L.C., a
                                  Delaware limited liability company

                                  By:  Wellsford/Whitehall Holdings,
                                       L.L.C., a Delaware limited
                                       liability company, its sole
                                       member

                                    By:   Wellsford/Whitehall
                                          Properties II, L.L.C., a
                                          Delaware limited liability
                                          company, its managing
                                          member

                                       By:    Wellsford Commercial
                                              Properties Trust,
                                              Maryland real estate
                                              Investment trust, its
                                              manager


                                          By: /s/ Ed Lowenthal
                                              ------------------------
                                          Name: Ed Lowenthal
                                          Title: President

                  [Signatures Continue on Following Page]

                             Exhibit 10.461 Page 13

                            WASH MANAGER L.L.C., a Delaware limited
                            liability company

                            By:   Wells Avenue Holdings L.L.C., a
                                  Delaware limited liability company,
                                  its sole member

                                  By:  Wellsford/Whitehall Holdings,
                                       L.L.C., a Delaware limited
                                       liability company, its sole
                                       member

                                    By:   Wellsford/Whitehall
                                          Properties II, L.L.C., a
                                          Delaware limited liability
                                          company, its managing
                                          member

                                    By:   Wellsford Commercial
                                          Properties Trust, a
                                          Maryland  real estate
                                          investment trust, its
                                          manager

                                       By:    /s/ Ed Lowenthal
                                          ---------------------------
                                       Name: Ed Lowenthal
                                       Title: President

                  [Signatures Continue on Following Page]

                             Exhibit 10.461 Page 14

                                  BANKBOSTON, N.A., a national
                                  banking association, individually
                                  and as Agent

                                  By:  /s/ Jay Johns
                                    --------------------------------
                                  Name:  Jay Johns
                                  Title: Vice President

                                       [BANK SEAL]

                  [Signatures Continue on Following Page]

                             Exhibit 10.461 Page 15

                                  GOLDMAN  SACHS  MORTGAGE  COMPANY,  a New York
                                  limited   partnership,   individually  and  as
                                  Co-Arranger and Co-Syndication Agent

                                  By:  Goldman Sachs Real Estate
                                       Funding Corp.,general partner

                                    By:   /s/ Robert R. Foley
                                       ------------------------------
                                    Print/Type Name: Robert R. Foley
                                    Title: Authorized Signatory

                                       [Corporate Seal]




                  [Signatures Continue on Following Page]


                             Exhibit 10.461 Page 16

                                  BHF-BANK AKTIENGESELLSCHAFT


                                  By:
                                  Title:


                                  By:  /s/ Douglas S. Marron
                                    --------------------------------
                                  Title: Assistant Treasurer

                  [Signatures Continue on Following Page]


                             Exhibit 10.461 Page 17

                                  MORGAN STANLEY SENIOR FUNDING INC.



                                  By:
                                  Title:


                  [Signatures Continue on Following Page]

                             Exhibit 10.461 Page 18

                                  PAM CAPITAL FUNDING LP

                                  By:  Highland Capital Funding, L.P.
                                    As collateral manager


                                  By:  /s/ James Dondero, CFA, CPA
                                    --------------------------------
                                  Title: President

                             Exhibit 10.461 Page 19
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